UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): MaMMay 1, 2022

     CERES ORION L.P.
(Exact name of registrant as specified in its charter)
New York	000-50271	22-3644546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:        (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.
Management Agreement – Drakewood Capital Management Limited
Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”), and the Registrant have entered into a management agreement dated as of April 4, 2022 (the “Drakewood Management Agreement”) with Drakewood Capital Management Limited, a private limited company incorporated under the laws of England and Wales (“Drakewood”), pursuant to which, effective May 1, 2022, Drakewood shall manage the portion of the Registrant’s assets allocated to it.
The General Partner has initially selected Drakewood’s Prospect Fund Strategy  (the “Program”) to manage the Registrant’s assets allocated to Drakewood (the “Allocated Amount”). This trading may be conducted directly, or indirectly through investment in CMF Drakewood Master Fund LLC, of which the General Partner is the trading manager and Drakewood is the advisor (the “Master Fund”).
Pursuant to the Drakewood Management Agreement, the Registrant will pay Drakewood a monthly management fee equal to 1/12 of 1.5% (1.5% per year) of the month-end Net Assets of the Partnership (as defined in the Drakewood Management Agreement) allocated to Drakewood. Drakewood will also receive an annual incentive fee equal to 20% of New Trading Profits (as defined in the Drakewood Management Agreement) earned by Drakewood in each annual period.
The Drakewood Management Agreement expires on December 31, 2022.  If it is not terminated as of that date, it shall automatically renew for an additional one-year period and shall continue to renew for additional one-year periods until it is otherwise terminated pursuant to the terms of the Drakewood Management Agreement.
The Drakewood Management Agreement is filed herewith as Exhibit 10.1.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed herewith.
Exhibit No.	Description
10.1	Drakewood Management Agreement by and among the Registrant, the General Partner and Drakewood.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES ORION L.P.

By: Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  May 5, 2022